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                                                                    EXHIBIT 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*


         In connection with the Annual Report on Form 10-K ("Form 10-K") of The Home Depot, Inc. (the "Company") for the period ended February 2, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Carol B. Tome, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (1) The Form 10-K fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Carol B. Tome
-----------------------
Carol B. Tome
Chief Financial Officer
April 4, 2003


















* A signed original of this written statement required by Section 906 has been provided to The Home Depot, Inc. and will be retained by The Home Depot, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.